UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2013

TERRA INVENTIONS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation or Organization)	000-33391 (Commission File Number)	88-0490890 (I.R.S. Employer Identification No.)

4894 Lone Mountain, #168, Las Vegas, NV (Address of Principal Executive Offices)	89130 (Zip Code)

702-425-4289 (Issuer’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 14, 2013, the Company’s Annual Report on Form 10-K for the year ended July 31, 2013 (the “2013 Form 10-K) was inadvertently filed with the Securities and Exchange Commission prior to the issuance of the Independent Registered Public Accounting Firm’s report on the Company‘s Consolidated Financial Statements for the year ended July 31, 2013. We are shortly filing an Amendment to the 2013 Form 10-K to correct errors, including the omission of certain statements and changes in the 2013 Financial Statements and accompanying Footnotes to the 2013 Financial Statements, and to furnish Exhibit 101 to the Form 10-K pursuant to Regulation S-T.

Accordingly, the Company’s 2013 Financial Statements, as filed in the 2013 Form 10-K, should no longer be relied upon because of the omissions and errors in the 2013 Form 10-K referred to above, which are material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA INVENTIONS CORP.

(Registrant)

By: /s/ Stacey Fling

-----------------------------

Stacey Fling, Chief Executive Officer

Date: November 19, 2013